                                                                   Exhibit 10.16


                                 April 15, 1997

Mr. Leonard N. Mackenzie
2711 N. Haskell, Suite 2050
Dallas, Texas 75204

Dear Len:

         This letter is written to set forth the agreement which has been reached between you and General Automation, Inc. (the "Company") concerning your resignation as an employee of the Company, and your continuing role as a consultant to the Company. That agreement is as follows:

         1. RESIGNATION AS EMPLOYEE. You have resigned as an employee of the Company as of the date of this letter agreement. You will be paid your base compensation through that date, subject to all applicable withholding obligations of the Company. All employment benefits, including your car allowance, will terminate as of the date of this letter agreement. However, as a member of the Company's Board of Directors, you will continue to be eligible to participate in the Company's group health insurance plan to the same extent as the Company's other non-employee directors.

         2. CONSULTING SERVICES. During the term of this letter agreement, you will provide such consulting services to the Company as it may request from time to time concerning the Company and its operations, including but not limited to consulting with respect to strategic planning and growth opportunities. The consulting services to be provided by you shall be provided during normal business hours at such places as shall be specified by the Company. The Company will provide you with reasonable notice of the time and place at which services are requested to be provided by you under this letter agreement.

         3. COMPENSATION PAYABLE TO YOU; EXPENSES.
            --------------------------------------

            (a) During the term of this letter agreement, the Company shall pay the following compensation to you or on your behalf: monthly payments of $6,250 each, payable to Sunset M, Inc.; and monthly payments of $20,833 each, payable to you. The payments required by this Section 3(a) shall be due on the first day of each calendar month. Payments with respect to partial months shall be prorated. In the event that the Company fails to make any payment when due, and such failure is not cured within ten days following written notice of the same given by you to the Company, the

Leonard N. Mackenzie
April 15, 1997
Page 2


amount of the late payment shall thereafter bear interest at the rate of 18% per annum until paid.

            (b) The Company will reimburse you for all reasonable and necessary out-of-pocket expenses incurred by you in the performance of your duties under this letter agreement upon your submission to the Company of reasonable documentation evidencing such expenses.

         4. TERM. The term of this letter agreement will commence as of the date hereof and terminate on the third anniversary of the date hereof, subject to earlier termination as provided below.

         5. TERMINATION. Notwithstanding the term stated in Section 4 above, this letter agreement shall terminate upon the earliest to occur of the following:

            (a) The expiration of thirty (30) days after receipt by you of written notice of termination executed by the Company if there shall have been a material breach by you of any of your obligations or covenants under this letter agreement, which breach is not cured within such thirty day period.

            (b) At the Company's election (exercisable by the Company in its sole discretion), at any time after the second anniversary of the date of this letter agreement, effective upon written notice of the Company's election to terminate given by the Company to you.

            (c) The expiration of thirty (30) days after receipt by the Company of written notice of termination executed by you if there shall have been a material breach by the Company of any of its obligations or covenants under this letter agreement, which breach is not cured within such thirty day period.

            (d) Your death.

         6. EFFECT OF TERMINATION.
            ----------------------

            (a) In the event of termination of this letter agreement by the Company under Section 5(a) or 5(b) above, you will be entitled to receive the compensation payable to you or on your behalf under Section 3(a) above through the date of termination, but will not be entitled to receive any severance pay or any other termination benefits (except that

Leonard N. Mackenzie
April 15, 1997
Page 3


if this letter agreement is terminated by the Company under Section 5(b), you will also be entitled to receive the Warrant pursuant to Section 7 below).

            (b) If this letter agreement terminates for any reason other than termination by the Company under Section 5(a) or 5(b) above, then you shall be entitled to receive the compensation payable to you or on your behalf under
Section 3(a) above through the date of termination, and a severance payment in an amount equal to the sum of (i) the compensation which would have been payable on your behalf under Section 3(a)(i) above during the period commencing on the date of termination of this letter agreement and ending on the second anniversary of the date of this letter agreement, and (ii) the compensation which would have been payable to you under Section 3(a)(ii) above during the period commencing on the date of termination of this letter agreement and ending on the third anniversary of the date of this letter agreement. The severance payment referred to in this Section 6(b) shall be paid to you or on your behalf in equal monthly payments commencing one month following the date of termination of this letter agreement. If this letter agreement has terminated due to your death, the payments specified to be made by this Section 6(b), to the extent that they relate to Section 3(a)(i), shall be made to Sunset M, Inc. and, to the extent that they relate to Section 3(a)(ii), shall be made to the legal representative of your estate or other person legally entitled thereto.

            (c) The provisions of this Section 6 and of Sections 7 and 8 below shall survive the expiration or termination of this letter agreement.

         7. WARRANT. Upon expiration of the term of this letter agreement, or termination of this letter agreement for any reason other than termination by the Company under Section 5(a) above, the Company will issue to you a Warrant to purchase shares of the Company's common stock in substantially the form attached hereto as Exhibit A (the "Warrant"). The term of the Warrant will be the two year period commencing on the date of termination or expiration of this letter agreement. The exercise price of the Warrant will be the fair market value per share of the Company's common stock on the date of expiration or termination of this letter agreement. The number of shares purchasable upon exercise of the Warrant will be a number (rounded to the nearest whole share) calculated using the following formula:

Leonard N. Mackenzie
April 15, 1997
Page 4

                                  $899,988 - A
                                  ------------
                                        P

         Where:

              A = The aggregate compensation to which you are entitled under this letter agreement (including all compensation paid or payable to you or on your behalf under Section 3(a) and/or
                  Section 6)

              P = The fair market value per share of the Company's common stock on the date of expiration or termination of this letter agreement

         For purposes of this letter agreement, if the Company's common stock is then listed or admitted to trading on a stock exchange, the fair market value per share of the Company's common stock on any given day shall be the closing sale price on such day on the principal stock exchange on which the Company's common stock is then listed or admitted to trading. If the common stock is not listed or admitted to trading on a stock exchange, but is traded in the over-the-counter market, the fair market value of the Company's common stock on any given day shall be the average of the closing bid price and asked price of the Company's common stock in the over-the-counter market on such day. If no closing bid and asked prices are quoted on such day, then the closing bid and asked prices on the next preceding day on which such prices were quoted shall be the fair market value of the stock. If the Company's common stock is not then listed on any stock exchange or traded on the over-the-counter market, the fair market value of the Company's common stock shall be determined by the Company's Board of Directors in good faith, consistent with the Board's determination of the fair market value of the Company's common stock for purposes of other transactions, if any, entered into by the Company at that time.

         8. TERMINATION OF STOCK OPTIONS. The Incentive Stock Option dated August 29, 1994 between you and the Company, and all rights previously held by you thereunder to purchase shares of the Company's common stock, are hereby terminated in their entirety, effective as of the date of this letter agreement.

Leonard N. Mackenzie
April 15, 1997
Page 5


         9. INDEPENDENT CONTRACTOR; AUTHORITY. In the performance of your duties under this letter agreement, you will at all times be an independent contractor, contracting services to the Company, and you will not be, nor will you represent yourself to be at any time, an employee of the Company. Accordingly, you will have no power or authority to enter into any contract, commitment or obligation which is binding upon the Company.

         10. TAXES. You will be solely responsible for, and will pay when due, all income, self-employment and other taxes attributable to all amounts paid to you or on your behalf under this letter agreement.

         11. COMPETITION. During the term of this letter agreement, you will not, directly or indirectly (otherwise than by ownership of less than 5% of the voting stock of a corporation whose shares are actively publicly traded) manage, operate, join, control, participate in the ownership, management, operation or control of, or be employed by or a consultant or advisor to, or connected in any other manner with any other person, corporation, firm, partnership or other entity whatsoever that is engaged or, to your knowledge, plans to be engaged, anywhere in the world in any business or activity which is competitive with any business or activity in which the Company is then engaged. The Company agrees that the business currently conducted by Boundless Technologies, Inc. shall not be deemed to be competitive with any business or activity of the Company for purposes of this Section 11.

         12. NO DISCLOSURE OF CONFIDENTIAL INFORMATION. You acknowledge and agree that (a) by reason of your prior employment by the Company and the services to be provided under this letter agreement, you have been, and hereafter will be, given access to various trade secrets and other confidential and proprietary information of the Company (collectively, "Confidential Information"), including but not limited to inventions, product plans and concepts, strategies, procedures, business plans, financial statements and other financial information; and (b) the Confidential Information constitutes trade secrets and/or confidential, privileged and proprietary information of the Company which gravely affect the successful and effective operation of the Company. You agree that you will not directly or indirectly disclose to any third person or use for the benefit of anyone other than the Company, or use for your own benefit or purposes, any Confidential Information, without the

Leonard N. Mackenzie
April 15, 1997
Page 6

express prior written approval of the President of the Company.

         13. MISCELLANEOUS.

            (a) ENTIRE AGREEMENT. This letter agreement contains the entire understanding between the parties hereto, and supersedes any prior written or oral agreement between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter contained in this letter agreement, which are not fully expressed herein.

            (b) AMENDMENT. This letter agreement shall not be modified or amended except by a writing signed by both of the parties hereto.

            (c) ASSIGNMENT. You may not assign your obligations or duties under this letter agreement without the express written consent of the Company, which consent may be withheld in the Company's sole discretion, and any attempted or purported assignment or any delegation of your duties or obligations arising under this letter agreement to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by you of your duties and obligations under this letter agreement. Notwithstanding the foregoing, however, you may, from time to time, utilize the assistance of other persons in performing the services required of you under this letter agreement, provided that such other persons are under your supervision and control. This letter agreement shall inure to the benefit of and be binding upon any successors of the Company.

            (d) COUNTERPARTS. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts, when taken together, shall constitute one and the same agreement.

            (e) ATTORNEYS' FEES. If any action at law or equity is brought concerning any provision of this letter agreement or the rights and duties of any person in relation thereto, the prevailing party in such action shall be entitled to reasonable attorneys' fees and costs in such action in addition to any other relief to which it may be entitled.

Leonard N. Mackenzie
April 15, 1997
Page 7



            (f) NOTICES. All notices, requests, demands and other communications under this letter agreement shall be given in writing and shall be served either personally, by facsimile or delivered by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows:

                  If to the Company:

                                    General Automation, Inc.
                                    17731 Mitchell North
                                    Irvine, California 92714
                                    Attention: President

                  If to you:

                                    Leonard Mackenzie
                                    2711 N. Haskell, Suite 2050
                                    Dallas, Texas 75204

         Notices shall be deemed received upon the earliest of actual receipt, confirmed facsimile or three (3) days following mailing pursuant to this Section.

         To acknowledge your agreement to the foregoing, please sign the additional copy of this letter which is enclosed, and return it to me.

                                                   Very truly yours,

                                                   General Automation, Inc.



                                                   By:  /s/ JANE CHRISTIE
                                                        ------------------------
                                                        Jane Christie, President

AGREED TO BY:




/s/ LEONARD N. MACKENZIE
--------------------------------
Leonard N. Mackenzie

No. W -
                THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF ANY SUCH SECURITIES OR ANY INTEREST THEREIN MAY NOT BE ACCOMPLISHED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         GENERAL AUTOMATION, INC.

                             Stock Purchase Warrant


         FOR VALUE RECEIVED, General Automation, Inc., a Delaware corporation (the "Company"), hereby grants to Leonard N. Mackenzie the right to purchase from the Company, at any time or from time to time, prior to 5:00 p.m. Pacific Time on , subject to earlier termination as hereinafter specified, _______fully paid and non-assessable shares of the Common Stock of the Company for the aggregate exercise price of $_______.

         Hereinafter, (i) the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price", and (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Exercise Price", which shall initially be $ _______ per share. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as hereinafter provided. The Aggregate Exercise Price is not subject to adjustment.

1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, prior to 5:00 p.m. Pacific Time on (subject to earlier termination as hereinafter provided), by the holder of this Warrant (the "Holder") by the surrender of this Warrant (with the


                                   Exhibit A
subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 17731 Mitchell North, Irvine, California, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or bank cashier's check, payable to the order of the Company.

         If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised. Upon such surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant.

3.   Adjustments.

     3.1 Distribution With Respect to Common Stock. If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, subject to Section 3.4 below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

     3.2 Stock Splits, Etc. If, at any time or from time to time after the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest tenth of one cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

     3.3 Reverse Splits, Etc. If, at any time or from time to time after the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reverse split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest tenth of one cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

     3.4 Reorganization; Termination of Warrant. In the event that the Company at any time proposes to (i) merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation (other than a merger solely for the purpose of effecting a change in the Company's corporate domicile), or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or other property (other than a merger solely for the purpose of effecting a change in the Company's corporate domicile), the Company shall mail notice thereof (the "Notice") to the Holder and shall not consummate any such transaction nor make any distribution to shareholders with respect thereto, until the expiration of thirty (30) days after the date of mailing of the Notice, and the record date for shareholders entitled to participate in such transaction or distribution, if applicable, shall not be earlier than a date which is at least thirty (30) days after the date of mailing of the Notice. Notwithstanding any other provision hereof, the right to exercise this Warrant shall automatically expire and terminate upon consummation of the transaction to which the Notice relates.

4. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

5.   Restrictions on Transferability of Securities; Compliance with Securities
Act.

     5.1 Restrictions on Transferability. The transferability of this Warrant and the Warrant Shares (as well as any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall be subject to the conditions specified in this Section 5, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933 (the "Act") and applicable state securities laws. The Holder, and any transferee of this Warrant or the Warrant Shares, by his acceptance hereof or thereof, agree that this Warrant and the Warrant Shares will be taken and held subject to the provisions and upon the conditions specified in this Section 5.

     5.2 Restrictive Legend. This Warrant and each certificate representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws), and shall be subject to the provisions thereof:

                THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES OR ANY PORTION THEREOF MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

6. Warrant Register. This Warrant is transferable only on the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes, notwithstanding the Company's receipt of any notice to the contrary.

7. Loss, Etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8. Warrant Holder Has No Shareholder Rights. This Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, with respect to any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

9. Communication. Any notice required or permitted to be given hereunder (including but not limited to the Notice referred to in Section 3.4) shall be in writing and shall be deemed to have been given forty-eight (48) hours after having been deposited in the United States mail, postage prepaid, registered or certified, return receipt requested, addressed to each party in the following manner:

            To the Company:              General Automation, Inc.
                                         17731 Mitchell North
                                         Irvine, California 92714
                                         Attention: President

            To Holder:                   Leonard N. Mackenzie
                                         2711 N. Haskell, Suite 2050
                                         Dallas, Texas 75204

         The Company and the Holder may change the address to which such notices are to be addressed to them by giving the other party notice in the manner set forth herein.

10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11. Applicable Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

         IN WITNESS WHEREOF, General Automation, Inc. has caused this Warrant to
be signed on its behalf as of                       .


                                               General Automation, Inc.


                                               By:

                               FORM OF ASSIGNMENT

                       (To Be Signed Only Upon Assignment)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers
unto                 the right to purchase              shares of Common Stock
evidenced by the within Warrant, and hereby appoints                    to
transfer the same on the books of General Automation, Inc. with full power of substitution in the premises.


Date: ________


___________________________________________
                                           (Signature)
                                           Note: Signature must conform in all
                                           respects to the name of the Warrant
                                           Holder as specified on the face of
                                           this Warrant in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever, and the
                                           signature must be guaranteed in the
                                           usual manner.


Signature Guaranteed:


__________________________

                                  EXERCISE FORM

           (To Be Executed By The Warrant Holder If the Holder Desires to Exercise the Warrant in Whole or in Part)

TO:      General Automation, Inc.

                The undersigned (                              )
                                    Please insert Social Security or other
                                    identifying number of Holder

hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of Common Stock provided for therein and tenders payment herewith to the order of General Automation, Inc. in the amount of $ . The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:

Address:

Deliver to:

Address:

Date:

                                           (Signature)
                                           Note: Signature must conform in all
                                           respects to the name of the Warrant
                                           Holder as written upon the face of
                                           this Warrant in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever, and the
                                           signature must be guaranteed in the
                                           normal manner.

Signature Guaranteed: